                        ANNUAL REPORT / DECEMBER 31, 2002
                             AIM NEW TECHNOLOGY FUND

                                  [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]
                               --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                    VARIATIONS ON A RHYTHM BY RAYMOND JONSON

  RAYMOND JONSON EVOLVED FROM PAINTING LANDSCAPES IN HIS BELOVED NEW MEXICO TO

   ONE OF AMERICA'S BETTER KNOWN MODERNISTS. HIS WILLINGNESS TO EXPERIMENT AND

           TAKE RISKS WAS RARE IN 1930S AMERICA. IT IS OFTEN THAT SAME

  WILLINGNESS TO EXPERIMENT AND TAKE RISKS THAT BRINGS ABOUT INNOVATION AND NEW

          TECHNOLOGIES. THE FUND SEEKS TO IDENTIFY VISIONARY COMPANIES

             WHOSE TECHNOLOGICAL INNOVATIONS WILL SHAPE THE FUTURE.

 VARIATIONS ON A RHYTHM, 1931. JACK S. BLANTON MUSEUM OF ART, THE UNIVERSITY OF

     TEXAS AT AUSTIN. GIFT OF THOMAS GILCREASE FOUNDATION, 1948. FOR FURTHER

                  INFORMATION, PLEASE VISIT BLANTONMUSEUM.ORG.

================================================================================

AIM NEW TECHNOLOGY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN STOCKS OF TECHNOLOGY AND SCIENCE COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The value of the fund's shares is particularly vulnerable to factors affecting the technology and science industries, such as substantial government regulations and the need for government approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology and science industries and the value of fund shares include rapid obsolescence of products and services, short product cycles, and aggressive pricing. Many technology companies are small and at an early state of development and, therefore, may be subject to risks such as limited product lines, markets, and financial and managerial resources.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o  The unmanaged Pacific Stock Exchange Technology 100 Index (the PSE Technology
   100) is a price-weighted index of 100 listed and over-the-counter technology stocks from 15 technology-related industries.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of an index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
        AGENCY. THERE IS A RISK YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

      Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   While corporate IT spending remained sluggish, consumer spending on technology remained relatively robust during 2002. Nevertheless, technology stocks performed poorly again during the fiscal year. For the year ended December 31, 2002, the fund's Class A shares returned -45.31% at net asset value (the performance of other share classes is shown on page 6). By comparison, the Lipper Science and Technology Fund Index (which measures the performance of funds with similar investment strategies) returned -41.38%.

   David P. Barnard, one of the portfolio managers on the management team for AIM New Technology Fund, announced his intention to retire January 31, 2003, after the close of the fiscal year. Abel Garcia remains on the management team for your fund, and Warren Tennant has joined the team.

   Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

================================================================================

                          FIRST, PROFESSIONAL ADVICE IS

                          MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                         HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

The year ended December 31, 2002, was difficult for technology stocks, as one-year fund and index performance figures demonstrate. The chart showing the fund's performance since inception on page 6 demonstrates how vulnerable a single-sector fund can be to a severe and sustained downturn in the sector in which it invests.

RELEVANT MARKET CONDITIONS

The U.S. economy grew, albeit unevenly, throughout 2002. The economy was helped by generally strong consumer confidence and retail sales; in fact, auto and home sales approached record levels. Mixed economic signals prompted the Federal Reserve Board (the Fed) to hold short-term interest rates steady, at 1.75%, until early November, when it cut rates to 1.25%. It was the Fed's only rate cut of 2002.

   Investors remained bearish for much of 2002, and for the major stock market indexes it was the third consecutive year of negative performance. While markets generally rallied in March, October, and November, the S&P 500 sustained its most significant loss in more than a quarter of a century. Every sector of the S&P 500 declined for the year, with technology and telecommunications sustaining the most significant declines.

   Economic signals were mixed at year's end, but there was increasing evidence that the worst might be over for the stock market. Positive economic signals included low inflation, low short-term interest rates, continued strong consumer spending, and positive economic growth. Nevertheless, a weak job market (unemployment was at 6.0% in December), continued depressed capital spending by businesses, and uncertainty about the pace of economic recovery--as well as developments in Iraq and North Korea--remained concerns as 2002 ended.

   After touching five-year lows on October 9, the stock market rallied strongly in October and November, before easing lower in December. The Dow, for example, enjoyed its best single-month performance in 15 years in October, and as the year ended, stock valuations were more attractive than they had been in the last several years. While no one can say for sure when the markets will rebound, history suggests that bear markets always end eventually.

FUND STRATEGIES AND TECHNIQUES

In an extraordinarily difficult environment, we increased our exposure to mid- and large-size companies in an effort to provide greater stability to the fund. The information technology sector as a whole rallied in October and November, when tech stocks came to be

================================================================================

                              IN AN EXTRAORDINARILY

                             DIFFICULT ENVIRONMENT,

                                  WE INCREASED

                              OUR EXPOSURE TO MID-

                                 AND LARGE-SIZE

                             COMPANIES IN AN EFFORT

                               TO PROVIDE GREATER

                             STABILITY TO THE FUND.

================================================================================


PORTFOLIO COMPOSITION
As of 12/31/02, based on total net assets


======================================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------
  1. Dell Computer Corp.                3.5%       1. Semiconductors                            10.3%

  2. Gilead Sciences, Inc.              3.1        2. Aerospace & Defense                        9.0

  3. Symantec Corp.                     3.0        3. Biotechnology                              7.5

  4. Alliant Techsystems Inc.           2.7        4. Internet Software & Services               7.0

  5. Overture Services, Inc.            2.7        5. Systems Software                           6.6

  6. Engineered Support Systems, Inc.   2.6        6. Health Care Distributors & Services        6.5

  7. Microsoft Corp.                    2.5        7. Telecommunications Equipment               6.2

  8. Websense, Inc.                     2.4        8. Application Software                       6.1

  9. eBay Inc.                          2.3        9. Computer Storage & Peripherals             6.1

 10. Mercury Interactive Corp.          2.3       10. Computer Hardware                          5.4

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
======================================================================================================

perceived as "inexpensive" despite the lack of any significant change in their fundamentals. Nonetheless, we continued to consider only stocks of companies with strong fundamentals and the prospect for solid earnings growth for inclusion in the fund.

   The fund was hurt by its semiconductor and semiconductor equipment holdings for much of the year. Historically, such stocks have been among the first technology-related stocks to benefit from economic recoveries. We reduced our semiconductor-related holdings when it became clear that a hoped-for recovery in the tech sector would not materialize in 2002. We increased our defense-related holdings during the second half of the year, but despite rising international tensions, such stocks weakened as the year drew to a close. On a more positive note, our biotechnology holdings did well even though the industry suffered overall.

   Nextel and Accredo Health were among the holdings that helped fund performance; IDEC Pharmaceuticals was one that did not.

   o Nextel, the nation's fifth-largest U.S. mobile phone operator, targets businesses rather than lower-margin consumers. Nextel has the highest revenue per user and the lowest subscriber turnover rate in the industry.

   o Accredo Health provides prescriptions via overnight shipping, assists with treatment programs, and offers claim-processing services. The company's revenues and earnings doubled in 2002, and its stock price climbed significantly.

   o IDEC Pharmaceuticals develops treatments for cancer and autoimmune diseases, and the company ranks among the select few biotechnology firms that are profitable. The company's best-selling Rituxan treats non-Hodgkin's lymphoma. Delivered intravaneously, it spares patients chemotherapy or radiation therapy.

IN CLOSING

We know that market conditions in recent years have been largely disappointing, and that stocks in the technology and telecommunications sectors have been particularly disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of growth of capital.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                            ABEL GARCIA, LEAD MANAGER
                                DAVID P. BARNARD
                                  ROBERT LLOYD

                          See important fund and index
                         disclosures inside front cover.

                           For More Information Visit

                                    [GRAPHIC]

                               AIMinvestments.com

================================================================================

HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

=======================================================================================================================

                                                  [LINE CHART]

12/31/52   26  4/30/59    57  8/31/65    87  11/30/71   93  4/28/78    96  8/31/84   166  12/31/90  330  4/30/97    801
1/30/53    26  5/29/59    58  9/30/65    89  12/31/71  102  5/31/78    97  9/28/84   166  1/31/91   343  5/30/97    848
2/27/53    25  6/30/59    58  10/29/65   92  1/31/72   103  6/30/78    95  10/31/84  166  2/28/91   367  6/30/97    885
3/31/53    25  7/31/59    60  11/30/65   91  2/29/72   106  7/31/78   100  11/30/84  163  3/29/91   375  7/31/97    954
4/30/53    24  8/31/59    59  12/31/65   92  3/31/72   107  8/31/78   103  12/31/84  167  4/30/91   375  8/29/97    899
5/29/53    24  9/30/59    56  12/31/65   92  4/28/72   107  9/29/78   102  1/31/85   179  5/31/91   389  9/30/97    947
6/30/53    24  10/30/59   57  1/31/66    92  5/31/72   109  10/31/78   93  2/28/85   181  6/28/91   371  10/31/97   914
7/31/53    24  11/30/59   58  2/28/66    91  6/30/72   107  11/30/78   94  3/29/85   180  7/31/91   387  11/28/97    95
8/31/53    23  12/31/59   59  3/31/66    89  7/31/72   107  12/29/78   96  4/30/85   179  8/30/91   395  12/31/97   970
9/30/53    23  1/29/60    55  4/29/66    91  8/31/72   111  1/31/79    99  5/31/85   189  9/30/91   387  1/30/98    980
10/30/53   24  2/29/60    56  5/31/66    86  9/29/72   110  2/28/79    96  6/28/85   191  10/31/91  392  2/27/98   1049
11/30/53   24  3/31/60    55  6/30/66    84  10/31/72  111  3/30/79   101  7/31/85   190  11/29/91  375  3/31/98   1101
12/31/53   24  4/29/60    54  7/29/66    83  11/30/72  116  4/30/79   101  8/30/85   188  12/31/91  417  4/30/98   1111
1/29/54    26  5/31/60    55  8/31/66    77  12/29/72  118  5/31/79    99  9/30/85   182  1/31/92   408  5/29/98   1090
2/26/54    26  6/30/60    56  9/30/66    76  1/31/73   116  6/29/79   102  10/31/85  189  2/28/92   412  6/30/98   1133
3/31/54    26  7/29/60    55  10/31/66   80  2/28/73   111  7/31/79   103  11/29/85  202  3/31/92   403  7/31/98   1120
4/30/54    28  8/31/60    56  11/30/66   80  3/30/73   111  8/31/79   109  12/31/85  211  4/30/92   414  8/31/98    957
5/31/54    29  9/30/60    53  12/30/66   80  4/30/73   106  9/28/79   109  1/31/86   211  5/29/92   415  9/30/98   1017
6/30/54    29  10/31/60   53  1/31/67    86  5/31/73   104  10/31/79  101  2/28/86   226  6/30/92   408  10/30/98  1098
7/30/54    30  11/30/60   55  2/28/67    86  6/29/73   104  11/30/79  106  3/31/86   238  7/31/92   424  11/30/98  1163
8/31/54    29  12/30/60   58  3/31/67    90  7/31/73   108  12/31/79  107  4/30/86   235  8/31/92   414  12/31/98  1229
9/30/54    32  1/31/61    61  4/28/67    94  8/31/73   104  1/31/80   114  5/30/86   247  9/30/92   417  1/29/99   1279
10/29/54   31  2/28/61    63  5/31/67    89  9/28/73   108  2/29/80   113  6/30/86   250  10/30/92  418  2/26/99   1238
11/30/54   34  3/31/61    65  6/30/67    90  10/31/73  108  3/31/80   102  7/31/86   236  11/30/92  431  3/31/99   1286
12/31/54   35  4/28/61    65  7/31/67    94  11/30/73   95  4/30/80   106  8/29/86   252  12/31/92  435  4/30/99   1335
1/31/55    36  5/31/61    66  8/31/67    93  12/31/73   97  5/30/80   111  9/30/86   231  1/29/93   438  5/31/99   1301
2/28/55    36  6/30/61    64  9/29/67    96  1/31/74    96  6/30/80   114  10/31/86  243  2/26/93   443  6/30/99   1372
3/31/55    36  7/31/61    66  10/31/67   93  2/28/74    96  7/31/80   121  11/28/86  249  3/31/93   451  7/30/99   1328
4/29/55    37  8/31/61    68  11/30/67   94  3/29/74    93  8/29/80   122  12/31/86  242  4/30/93   440  8/31/99   1320
5/31/55    37  9/29/61    66  12/29/67   96  4/30/74    90  9/30/80   125  1/30/87   274  5/31/93   450  9/30/99   1282
6/30/55    41  10/31/61   68  1/31/68    92  5/31/74    87  10/31/80  127  2/27/87   284  6/30/93   450  10/29/99  1362
7/29/55    43  11/30/61   71  2/29/68    89  6/28/74    86  11/28/80  140  3/31/87   291  7/30/93   448  11/30/99  1388
8/31/55    43  12/29/61   71  3/29/68    90  7/31/74    79  12/31/80  135  4/30/87   288  8/31/93   463  12/31/99  1469
9/30/55    43  1/31/62    68  4/30/68    97  8/30/74    72  1/30/81   129  5/29/87   290  9/30/93   458  1/31/00   1394
10/31/55   42  2/28/62    69  5/31/68    98  9/30/74    63  2/27/81   131  6/30/87   304  10/29/93  467  2/29/00   1366
11/30/55   45  3/30/62    69  6/28/68    99  10/31/74   73  3/31/81   136  7/31/87   318  11/30/93  461  3/31/00   1498
12/30/55   45  4/30/62    65  7/31/68    97  11/29/74   69  4/30/81   132  8/31/87   329  12/31/93  466  4/28/00   1452
1/31/56    43  5/31/62    59  8/30/68    98  12/31/74   68  5/29/81   132  9/30/87   321  1/31/94   481  5/31/00    142
2/29/56    45  6/29/62    54  9/30/68   102  1/31/75    76  6/30/81   131  10/30/87  251  2/28/94   467  6/30/00    145
3/30/56    48  7/31/62    58  10/31/68  103  2/28/75    81  7/31/81   130  11/30/87  230  3/31/94   445  7/31/00   1430
4/30/56    48  8/31/62    59  11/29/68  108  3/31/75    83  8/31/81   122  12/31/87  247  4/29/94   450  8/31/00   1517
5/31/56    45  9/28/62    56  12/31/68  103  4/30/75    87  9/30/81   116  1/29/88   257  5/31/94   456  9/29/00   1436
6/29/56    46  10/31/62   56  1/31/69   103  5/30/75    91  10/30/81  121  2/29/88   267  6/30/94   444  10/31/00   142
7/31/56    49  11/30/62   62  2/28/69    98  6/30/75    95  11/30/81  126  3/31/88   258  7/29/94   458  11/30/00  1314
8/31/56    47  12/31/62   63  3/31/69   101  7/31/75    88  12/31/81  122  4/29/88   261  8/31/94   475  12/29/00  1320
9/28/56    45  1/31/63    66  4/30/69   103  8/29/75    86  1/29/82   120  5/31/88   262  9/30/94   462  1/31/01   1366
10/31/56   45  2/28/63    64  5/30/69   103  9/30/75    83  2/26/82   113  6/30/88   273  10/31/94  472  2/28/01   1239
11/30/56   45  3/29/63    66  6/30/69    97  10/31/75   89  3/31/82   111  7/29/88   272  11/30/94  453  3/30/01   1160
12/31/56   46  4/30/63    69  7/31/69    91  11/28/75   91  4/30/82   116  8/31/88   261  12/30/94  459  4/30/01   1249
1/31/57    44  5/31/63    70  8/29/69    95  12/31/75   90  5/31/82   111  9/30/88   271  1/31/95   470  5/31/01   1255
2/28/57    43  6/28/63    69  9/30/69    93  1/30/76   100  6/30/82   109  10/31/88  278  2/28/95   487  6/29/01   1224
3/29/57    44  7/31/63    69  10/31/69   97  2/27/76    99  7/30/82   107  11/30/88  273  3/31/95   500  7/31/01   1211
4/30/57    45  8/30/63    72  11/28/69   93  3/31/76   102  8/31/82   119  12/30/88  277  4/28/95   514  8/31/01   1133
5/31/57    47  9/30/63    71  12/31/69   92  4/30/76   101  9/30/82   120  1/31/89   297  5/31/95   533  9/28/01   1040
6/28/57    47  10/31/63   74  1/30/70    85  5/31/76   100  10/29/82  133  2/28/89   288  6/30/95   544  10/31/01  1059
7/31/57    47  11/29/63   73  2/27/70    89  6/30/76   104  11/30/82  138  3/31/89   294  7/31/95   562  11/30/01  1139
8/30/57    45  12/31/63   75  3/31/70    89  7/30/76   103  12/31/82  140  4/28/89   309  8/31/95   561  12/31/01  1148
9/30/57    42  1/31/64    77  4/30/70    81  8/31/76   102  1/31/83   145  5/31/89   320  9/29/95   584  1/31/02    113
10/31/57   41  2/28/64    77  5/29/70    76  9/30/76   105  2/28/83   148  6/30/89   317  10/31/95  581  2/28/02   1106
11/29/57   41  3/31/64    78  6/30/70    72  10/29/76  102  3/31/83   152  7/31/89   346  11/30/95  605  3/29/02   1147
12/31/57   39  4/30/64    79  7/31/70    78  11/30/76  102  4/29/83   164  8/31/89   351  12/29/95  615  4/30/02   1076
1/31/58    41  5/29/64    80  8/31/70    81  12/31/76  107  5/31/83   162  9/29/89   349  1/31/96   636  5/31/02   1067
2/28/58    40  6/30/64    81  9/30/70    84  1/31/77   102  6/30/83   168  10/31/89  340  2/29/96   640  6/28/02    989
3/31/58    42  7/31/64    83  10/30/70   83  2/28/77    99  7/29/83   162  11/30/89  345  3/29/96   645  7/31/02    911
4/30/58    43  8/31/64    81  11/30/70   87  3/31/77    98  8/31/83   164  12/29/89  353  4/30/96   654  8/30/02    916
5/30/58    44  9/30/64    84  12/31/70   92  4/29/77    98  9/30/83   166  1/31/90   329  5/31/96   669  9/30/02    815
6/30/58    45  10/30/64   84  1/29/71    95  5/31/77    96  10/31/83  163  2/28/90   331  6/28/96   670  10/30/02   890
7/31/58    47  11/30/64   84  2/26/71    96  6/30/77   100  11/30/83  166  3/30/90   339  7/31/96   639  11/29/02   936
8/29/58    47  12/31/64   84  3/31/71   100  7/29/77    98  12/30/83  164  4/30/90   330  8/30/96   651  12/31/02   879
9/30/58    50  1/29/65    87  4/30/71   103  8/31/77    96  1/31/84   163  5/31/90   361  9/30/96   687
10/31/58   51  2/26/65    87  5/31/71    99  9/30/77    96  2/29/84   157  6/29/90   358  10/31/96  705
11/28/58   52  3/31/65    86  6/30/71    99  10/31/77   92  3/30/84   159  7/31/90   356  11/29/96  757
12/31/58   55  4/30/65    89  7/30/71    95  11/30/77   94  4/30/84   160  8/31/90   322  12/31/96  740
1/30/59    55  5/31/65    88  8/31/71    99  12/30/77   95  5/31/84   150  9/28/90   306  1/31/97   786
2/27/59    55  6/30/65    84  9/30/71    98  1/31/78    89  6/29/84   153  10/31/90  304  2/28/97   790
3/31/59    55  7/30/65    85  10/29/71   94  2/28/78    87  7/31/84   150  11/30/90  322  3/31/97   757
                                             3/31/78    89

                                                                                                   Source: Bloomberg LP

=======================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

   The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

   That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE


===================================================================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/02

                                [MOUNTAIN CHART]

               AIM NEW             AIM NEW             AIM NEW                                                     LIPPER SCIENCE
               TECHNOLOGY FUND     TECHNOLOGY FUND     TECHNOLOGY FUND     S&P 500             PSE TECHNOLOGY      AND TECHNOLOGY
DATE           CLASS A SHARES      CLASS B SHARES      CLASS C SHARES      INDEX               100 INDEX           FUND INDEX

08/31/00       9450                10000               10000               10000               10000               10000
09/30/00       9592                10130               10130               9472                8876                8975
10/31/00       8335                8800                8800                9432                8302                7990
11/30/00       5973                6310                6310                8689                6939                5931
12/31/00       6370                6730                6730                8732                6959                5868
01/31/01       6285                6629                6640                9042                7843                6463
02/28/01       4159                4389                4379                8218                6412                4779
03/31/01       3270                3440                3440                7698                5658                4079
04/30/01       4159                4380                4370                8295                6579                4875
05/31/01       4149                4369                4370                8351                6340                4648
06/30/01       4310                4539                4540                8148                6201                4571
07/31/01       3837                4030                4030                8068                5878                4205
08/31/01       3478                3650                3660                7564                5405                3679
09/30/01       2760                2900                2900                6953                4420                2890
10/31/01       3176                3330                3330                7086                5117                3327
11/30/01       3478                3650                3660                7629                5809                3812
12/31/01       3629                3810                3810                7697                5874                3830
01/31/02       3469                3630                3630                7584                5845                3763
02/28/02       2911                3050                3050                7438                5367                3260
03/31/02       3289                3440                3440                7718                5856                3557
04/30/02       2911                3040                3040                7250                5174                3134
05/31/02       2731                2850                2860                7197                4965                2970
06/30/02       2467                2570                2580                6684                4389                2579
07/31/02       2108                2200                2200                6164                3875                2303
08/31/02       2004                2100                2100                6204                3825                2249
09/30/02       1843                1920                1920                5530                3296                1936
10/31/02       2060                2150                2160                6016                3845                2229
11/30/02       2268                2370                2370                6370                4391                2570
12/31/02       1985                1998                2070                5995                3916                2245

                                                                                                   Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

===================================================================================================================================

Your fund's total return includes sales charges, expenses, and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

Performance of the fund's Class A, Class B, and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report,please see the inside front cover.

Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes.





FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

as of 12/31/02 including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
  Inception (8/31/00)                -49.98%
    1 Year                           -48.28
CLASS B SHARES
  Inception (8/31/00)                -49.84%
    1 Year                           -48.64
CLASS C SHARES
  Inception (8/31/00)                -49.07%
    1 Year                           -46.21

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                          -45.31%
CLASS B SHARES                          -45.93%
CLASS C SHARES                          -45.67%
S&P 500 (BROAD MARKET INDEX)            -22.09%
PSE TECHNOLOGY
100 INDEX (STYLE-SPECIFIC INDEX)        -33.33%
LIPPER SCIENCE AND TECHNOLOGY
FUND INDEX (PEER GROUP)                 -41.38%

================================================================================

EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR?
THESE FOUR TIPS CAN HELP.

================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

   Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

   Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.07% for the 50 years ended December 31, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

   Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

   Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last three years, it's natural to long for the "good old days" of the 1990s when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines

================================================================================

THE LONG AND SHORT OF INVESTING

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

======================================================================================
                              AVERAGE                HIGHEST                    LOWEST
TIME PERIOD                   RETURN                 RETURN                     RETURN

1971-1980                      8.48%                   --                         --
1975                            --                   37.23%                       --
1974                            --                     --                      -26.47%
1981-1990                     13.92                    --                         --
1985                            --                   31.73                        --
1981                            --                     --                       -4.92
1991-2000                     17.44                    --                         --
1995                            --                   37.53                        --
2000                            --                     --                       -9.10
30-year average (1971-2000):  13.22                    --                         --

Source: Lipper, Inc.

================================================================================

we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

   Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2002 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

   Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

   There are several advantages to dollar-cost averaging:

   o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

   o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

   o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

   o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

   Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

   Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson Associates

USING DOLLAR-COST AVERAGING

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS

================================================================================

                                  AMOUNT           SHARE            SHARES
MONTH                            INVESTED          PRICE           PURCHASED
January                           $200.00         $24.00             8.333
February                           200.00          20.00            10.000
March                              200.00          14.00            14.286
April                              200.00          18.00            11.111
May                                200.00          22.00             9.091
June                               200.00          24.00             8.333
Total invested:                 $1,200.00
Average price per share:                           20.33
Total shares purchased:                                             61.154
Average cost per share:                            19.62

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.18%

AEROSPACE & DEFENSE-8.95%

Alliant Techsystems Inc.(a)                      15,350   $   957,072
---------------------------------------------------------------------
Engineered Support Systems, Inc.                 25,050       918,333
---------------------------------------------------------------------
InVision Technologies, Inc.(a)                   10,900       287,324
---------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)             14,200       637,722
---------------------------------------------------------------------
Rockwell Collins, Inc.                           13,600       316,336
=====================================================================
                                                            3,116,787
=====================================================================

APPLICATION SOFTWARE-6.14%

Documentum, Inc.(a)                              37,400       585,684
---------------------------------------------------------------------
Intuit Inc.(a)                                   11,900       558,348
---------------------------------------------------------------------
Mercury Interactive Corp.(a)                     26,700       791,655
---------------------------------------------------------------------
PeopleSoft, Inc.(a)                              11,000       201,300
=====================================================================
                                                            2,136,987
=====================================================================

AUTO PARTS & EQUIPMENT-1.78%

Gentex Corp.(a)                                  19,600       620,144
=====================================================================

BIOTECHNOLOGY-7.50%

Chiron Corp.(a)                                   2,100        78,960
---------------------------------------------------------------------
Enzon Pharmaceuticals, Inc.(a)                    5,800        96,976
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         31,900     1,084,600
---------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    15,400       510,818
---------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                       4,700       154,395
---------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)               8,900        70,666
---------------------------------------------------------------------
OraSure Technologies, Inc.(a)                    23,500       128,075
---------------------------------------------------------------------
PRAECIS Pharmaceuticals Inc.(a)                  72,100       234,325
---------------------------------------------------------------------
SangStat Medical Corp.(a)                        13,300       150,290
---------------------------------------------------------------------
Trimeris, Inc.(a)                                 2,400       103,416
=====================================================================
                                                            2,612,521
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.98%

CDW Computer Centers, Inc.(a)                     7,800       342,030
=====================================================================

COMPUTER HARDWARE-5.40%

Dell Computer Corp.(a)                           45,900     1,227,366
---------------------------------------------------------------------
Hewlett-Packard Co.                              15,200       263,872
---------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                        28,600       389,246
=====================================================================
                                                            1,880,484
=====================================================================

COMPUTER STORAGE & PERIPHERALS-6.10%

Imation Corp.(a)                                  9,100       319,228
---------------------------------------------------------------------
Lexmark International, Inc.(a)                    4,200       254,100
---------------------------------------------------------------------
Overland Storage, Inc.(a)                        24,000       349,944
---------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
COMPUTER STORAGE & PERIPHERALS-(CONTINUED)

SanDisk Corp.(a)                                 25,900   $   525,770
---------------------------------------------------------------------
Storage Technology Corp.(a)                      22,800       488,376
---------------------------------------------------------------------
Western Digital Corp.(a)                         29,300       187,227
=====================================================================
                                                            2,124,645
=====================================================================

CONSUMER ELECTRONICS-0.63%

Garmin Ltd. (Cayman Islands)(a)                   4,000       117,200
---------------------------------------------------------------------
Harman International Industries, Inc.             1,700       101,150
=====================================================================
                                                              218,350
=====================================================================

DATA PROCESSING SERVICES-0.87%

eSPEED, Inc.-Class A(a)                          17,800       301,550
=====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.69%

Itron, Inc.(a)                                    5,900       113,103
---------------------------------------------------------------------
OSI Systems, Inc.(a)                             28,000       475,440
=====================================================================
                                                              588,543
=====================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-6.45%

Accredo Health, Inc.(a)                          10,350       364,837
---------------------------------------------------------------------
Cerner Corp.(a)                                  22,000       687,720
---------------------------------------------------------------------
Covance Inc.(a)                                   6,700       164,753
---------------------------------------------------------------------
Express Scripts, Inc.(a)                          6,000       288,240
---------------------------------------------------------------------
IMPAC Medical Systems, Inc.(a)                   10,200       188,904
---------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)          13,000       302,120
---------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         4,400       250,360
=====================================================================
                                                            2,246,934
=====================================================================

HEALTH CARE EQUIPMENT-0.81%

Boston Scientific Corp.(a)                        2,200        93,544
---------------------------------------------------------------------
Conceptus, Inc.(a)                               15,900       190,482
=====================================================================
                                                              284,026
=====================================================================

HEALTH CARE SUPPLIES-0.59%

ICU Medical, Inc.(a)                              5,500       205,150
=====================================================================

INTERNET RETAIL-3.05%

Amazon.com, Inc.(a)                              13,100       247,459
---------------------------------------------------------------------
eBay Inc.(a)                                     12,000       813,840
=====================================================================
                                                            1,061,299
=====================================================================

INTERNET SOFTWARE & SERVICES-7.00%

Expedia, Inc.-Class A(a)                          2,800       187,405
---------------------------------------------------------------------
Hotels.com-Class A(a)                             3,800       207,594
---------------------------------------------------------------------
Overture Services, Inc.(a)                       34,200       934,002
---------------------------------------------------------------------
PEC Solutions, Inc.(a)                            9,600       287,040
---------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-(CONTINUED)

Websense, Inc.(a)                                38,400   $   820,262
=====================================================================
                                                            2,436,303
=====================================================================

IT CONSULTING & SERVICES-2.29%

Affiliated Computer Services, Inc.-Class A(a)     8,000       421,200
---------------------------------------------------------------------
Anteon International Corp.(a)                     6,900       165,600
---------------------------------------------------------------------
Syntel, Inc.(a)                                  10,000       210,100
=====================================================================
                                                              796,900
=====================================================================

NETWORKING EQUIPMENT-2.05%

Cisco Systems, Inc.(a)                           32,300       423,130
---------------------------------------------------------------------
McDATA Corp.-Class A(a)                          13,000        92,300
---------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                  11,800       198,712
=====================================================================
                                                              714,142
=====================================================================

PHARMACEUTICALS-2.28%

American Pharmaceutical Partners, Inc.(a)        16,100       286,580
---------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         3,700        97,717
---------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      1,100       108,042
---------------------------------------------------------------------
Mylan Laboratories Inc.                           8,600       300,140
=====================================================================
                                                              792,479
=====================================================================

SEMICONDUCTOR EQUIPMENT-3.90%

Applied Materials, Inc.(a)                       23,700       308,811
---------------------------------------------------------------------
KLA-Tencor Corp.(a)                              10,500       371,385
---------------------------------------------------------------------
Lam Research Corp.(a)                            14,000       151,200
---------------------------------------------------------------------
Novellus Systems, Inc.(a)                         9,000       252,720
---------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                        11,500       273,252
=====================================================================
                                                            1,357,368
=====================================================================

SEMICONDUCTORS-10.31%

Analog Devices, Inc.(a)                          20,300       484,561
---------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)              19,100       348,575
---------------------------------------------------------------------
Intel Corp.                                      31,200       485,784
---------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)       19,100       360,226
---------------------------------------------------------------------
Microchip Technology Inc.                        24,900       608,805
---------------------------------------------------------------------
QLogic Corp.(a)                                   9,700       334,747
---------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Silicon Laboratories Inc.(a)                     27,300   $   520,884
---------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           49,960       352,218
---------------------------------------------------------------------
Zoran Corp.(a)                                    6,600        92,862
=====================================================================
                                                            3,588,662
=====================================================================

SYSTEMS SOFTWARE-6.55%

Microsoft Corp.(a)                               17,000       878,900
---------------------------------------------------------------------
Oracle Corp.(a)                                  17,900       193,320
---------------------------------------------------------------------
SafeNet, Inc.(a)                                  6,200       157,170
---------------------------------------------------------------------
Symantec Corp.(a)                                26,000     1,051,700
=====================================================================
                                                            2,281,090
=====================================================================

TELECOMMUNICATIONS EQUIPMENT-6.21%

Inter-Tel, Inc.                                  20,600       430,746
---------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          34,600       536,300
---------------------------------------------------------------------
QUALCOMM Inc.(a)                                 17,300       629,547
---------------------------------------------------------------------
UTStarcom, Inc.(a)                               28,600       567,138
=====================================================================
                                                            2,163,731
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-4.65%

AT&T Wireless Services Inc.(a)                   59,000       333,350
---------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)           66,600       769,230
---------------------------------------------------------------------
United States Cellular Corp.(a)                  20,700       517,914
=====================================================================
                                                            1,620,494
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $34,581,400)                         33,490,619
=====================================================================

MONEY MARKET FUNDS-4.41%

STIC Liquid Assets Portfolio(b)                 767,869       767,869
---------------------------------------------------------------------
STIC Prime Portfolio(b)                         767,869       767,869
=====================================================================
    Total Money Market Funds (Cost
      $1,535,738)                                           1,535,738
=====================================================================
TOTAL INVESTMENTS-100.59% (Cost $36,117,138)               35,026,357
=====================================================================
OTHER ASSETS LESS LIABILITIES-(0.59%)                        (206,937)
=====================================================================
NET ASSETS-100.00%                                        $34,819,420
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $36,117,138)                                  $35,026,357
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  105,157
-----------------------------------------------------------
  Dividends                                           4,992
-----------------------------------------------------------
Investment for deferred compensation plan             9,930
-----------------------------------------------------------
Other assets                                         15,492
===========================================================
    Total assets                                 35,161,928
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            212,241
-----------------------------------------------------------
  Deferred compensation plan                          9,930
-----------------------------------------------------------
Accrued distribution fees                            44,137
-----------------------------------------------------------
Accrued transfer agent fees                          40,195
-----------------------------------------------------------
Accrued operating expenses                           36,005
===========================================================
    Total liabilities                               342,508
===========================================================
Net assets applicable to shares outstanding     $34,819,420
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $17,921,403
___________________________________________________________
===========================================================
Class B                                         $11,287,763
___________________________________________________________
===========================================================
Class C                                         $ 5,610,254
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           8,554,000
___________________________________________________________
===========================================================
Class B                                           5,469,643
___________________________________________________________
===========================================================
Class C                                           2,716,113
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      2.10
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $2.10 divided by
      94.50%)                                   $      2.22
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      2.06
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      2.07
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends from affiliated money market funds   $     45,108
-----------------------------------------------------------
Dividends (net of foreign withholding tax of
  $2,646)                                             4,795
===========================================================
    Total investment income                          49,903
===========================================================

EXPENSES:

Advisory fees                                       485,881
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       19,834
-----------------------------------------------------------
Distribution fees -- Class A                         91,540
-----------------------------------------------------------
Distribution fees -- Class B                        150,409
-----------------------------------------------------------
Distribution fees -- Class C                         73,929
-----------------------------------------------------------
Transfer agent fees                                 408,961
-----------------------------------------------------------
Trustees' fees                                        8,882
-----------------------------------------------------------
Other                                               148,554
===========================================================
    Total expenses                                1,437,990
===========================================================
Less: Fees waived                                  (318,936)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,150)
===========================================================
    Net expenses                                  1,117,904
===========================================================
Net investment income (loss)                     (1,068,001)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (21,538,599)
-----------------------------------------------------------
  Option contracts written                           26,729
===========================================================
                                                (21,511,870)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (9,795,967)
===========================================================
Net gain (loss) from investment securities
  and option contracts                          (31,307,837)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(32,375,838)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,068,001)   $ (1,199,640)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                           (21,511,870)    (57,039,237)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (9,795,967)     19,156,038
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (32,375,838)    (39,082,839)
==========================================================================================
Share transactions-net:
  Class A                                                       (4,558,148)     18,653,815
------------------------------------------------------------------------------------------
  Class B                                                          (76,695)     11,339,309
------------------------------------------------------------------------------------------
  Class C                                                          (49,402)      5,592,841
==========================================================================================
    Net increase (decrease) in net assets                      (37,060,083)     (3,496,874)
==========================================================================================

NET ASSETS:

  Beginning of year                                             71,879,503      75,376,377
==========================================================================================
  End of year                                                 $ 34,819,420    $ 71,879,503
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $126,008,425    $131,756,854
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (13,231)         (9,414)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                            (90,084,993)    (68,573,123)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (1,090,781)      8,705,186
==========================================================================================
                                                              $ 34,819,420    $ 71,879,503
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM New Technology Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $318,936.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $259,179 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $91,540, $150,409 and $73,929, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $26,036 in front-end sales commissions from the sale of Class A shares and $12,879, $52 and $1,744 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,033 and reductions in custodian fees of $117 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,150.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of year                       --       $     --
---------------------------------------------------------
Written                                400         71,330
---------------------------------------------------------
Closed                                (200)       (38,899)
---------------------------------------------------------
Exercised                             (200)       (32,431)
=========================================================
End of year                             --       $     --
_________________________________________________________
=========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $ (1,278,281)
-----------------------------------------------------------
Temporary book/tax differences                      (13,231)
-----------------------------------------------------------
Capital loss carryforward                       (87,276,353)
-----------------------------------------------------------
Post-October capital loss deferral               (2,621,140)
-----------------------------------------------------------
Shares of beneficial interest                   126,008,425
===========================================================
                                               $ 34,819,420
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2008                             $ 1,713,194
----------------------------------------------------------
December 31, 2009                              64,920,297
----------------------------------------------------------
December 31, 2010                              20,642,862
==========================================================
                                              $87,276,353
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $67,272,925 and $70,007,872, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 2,648,022
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,926,303)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(1,278,281)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $36,304,638.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses on December 31, 2002, undistributed net investment income was increased by $1,064,184 and shares of beneficial interest was decreased by $1,064,184. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,223,337    $ 15,302,371    10,000,780    $ 42,952,707
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,752,720       4,858,039     4,015,952      17,550,457
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,520,889       6,642,310     2,552,966      10,916,402
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         66,515         173,943            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (66,825)       (173,943)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (7,168,084)    (20,034,462)   (6,054,184)    (24,298,892)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,811,718)     (4,760,791)   (1,587,360)     (6,211,148)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,549,808)     (6,691,712)   (1,346,193)     (5,323,561)
======================================================================================================================
                                                              (2,032,974)   $ (4,684,245)    7,581,961    $ 35,585,965
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                                              --------------------------------------------
                                                                                          AUGUST 31, 2000
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------         DECEMBER 31,
                                                               2002          2001               2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  3.84       $  6.74           $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)        (0.06)(a)         (0.02)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.68)        (2.84)            (3.24)
==========================================================================================================
    Total from investment operations                            (1.74)        (2.90)            (3.26)
==========================================================================================================
Net asset value, end of period                                $  2.10       $  3.84           $  6.74
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                (45.31)%      (43.03)%          (32.60)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,921       $40,097           $43,732
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)      1.86%             1.72%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.66%(c)      2.40%             2.47%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.90)%(c)    (1.52)%           (0.66)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                           144%          215%               54%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $26,154,274.
(d)  Annualized.

                                                                                CLASS B
                                                              --------------------------------------------
                                                                                          AUGUST 31, 2000
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------         DECEMBER 31,
                                                               2002          2001               2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  3.81       $  6.72           $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)        (0.09)(a)         (0.04)(a)
==========================================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.68)        (2.82)            (3.24)
==========================================================================================================
Total from investment operations                                (1.75)        (2.91)            (3.28)
==========================================================================================================
Net asset value, end of period                                $  2.06       $  3.81           $  6.72
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                (45.93)%      (43.30)%          (32.80)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,288       $21,318           $21,296
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)      2.51%             2.41%(d)
==========================================================================================================
  Without fee waivers                                            3.31%(c)      3.05%             3.16%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (2.55)%(c)    (2.17)%           (1.36)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                           144%          215%               54%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $15,040,921.
(d)  Annualized.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                         AUGUST 31, 2000
                                                                   YEAR ENDED            (DATE OPERATIONS
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              --------------------         DECEMBER 31,
                                                               2002         2001               2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 3.81       $  6.73           $ 10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)        (0.09)(a)         (0.04)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.67)        (2.83)            (3.23)
=========================================================================================================
    Total from investment operations                           (1.74)        (2.92)            (3.27)
=========================================================================================================
Net asset value, end of period                                $ 2.07       $  3.81           $  6.73
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                               (45.67)%      (43.39)%          (32.70)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,610       $10,465           $10,349
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.65%(c)      2.51%             2.41%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.31%(c)      3.05%             3.16%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets    (2.55)%(c)    (2.17)%           (1.35)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                          144%          215%               54%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,392,900.
(d)  Annualized.

NOTE 12--SUBSEQUENT EVENT

The Board of Trustees unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM New Technology Fund ("New Technology Fund") would transfer substantially all of its assets to AIM Global Science and Technology Fund ("Global Science and Technology Fund"), a series of AIM Investment Funds. As a result of the transaction, shareholders of New Technology Fund would receive shares of Global Science and Technology Fund in exchange for their shares of New Technology Fund, and New Technology Fund would cease operations.

   The Plan requires approval of New Technology Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in June 2003. If the Plan is approved by shareholders of New Technology Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM New Technology Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM New Technology Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated are in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003


The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Chairman and                            Group Inc. (financial services holding
   President                                        company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent of AIM
                                                    and a global investment management
                                                    firm); formerly, President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), A I M Fund
                                                    Services, Inc., (registered transfer
                                                    agent), and Fund Management Company
                                                    (registered broker dealer)
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                          Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                    (financial services holding company);      Bond Funds, Inc., INVESCO
                                                    Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                    Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                    advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                    Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                    advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                    (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                    Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                    (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                    Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                    dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                    AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                    AIM and a global investment management
                                                    firm); formerly, Director, Chairman and
                                                    Chief Executive Officer, INVESCO Funds
                                                    Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                          (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                          Member of Advisory Board of Rotary Power   investment company)
                                                    International (designer, manufacturer,
                                                    and seller of rotary power engines); and
                                                    Director, The Boss Group (private equity
                                                    group); formerly, Director, President
                                                    and Chief Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of
                                                    various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                          Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff
   Trustee                                          Century Group, Inc. (government affairs
                                                    company) and Texana Timber LP
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly, Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

       DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                               FIXED INCOME

       MORE AGGRESSIVE                          MORE AGGRESSIVE                                       TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                 AIM High Yield Fund II
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund          AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund               AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                     AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                AIM Global Income Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                          AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                     AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                          AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)           AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                         AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                       MORE CONSERVATIVE                       AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                   SECTOR EQUITY                                  MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                    MORE AGGRESSIVE                                     TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                          AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund              AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                     AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                       AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                         MORE CONSERVATIVE
                                                MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2)The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3)Effective Oct. 1, 2002, the fund reopened to new investors. (4)Class A shares closed to new investors on Oct. 30, 2002. (5)Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                         [AIM LOGO APPEARS HERE]
                                                             --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        NTE-AR-1

AIMinvestments.com